[object omitted]

                         Annual Report to Shareholders

                         Satuit Capital Micro Cap Fund

                                  a series of
                        SATUIT CAPITAL MANAGEMENT TRUST

                              For the Period Ended
                                October 31, 2002

Satuit Capital Management Micro Cap Fund 2002 Annual Report to Shareholders

     Sometime in October of 2001 I began a draft of the first shareholder letter for the end of our first fiscal year as a Fund. Less than one month after 9/11, how could I, or anyone, put those events into perspective. As I begin writing this shareholder letter for our second year, my thoughts go back to 9/11/2001. I am extremely grateful to be writing this letter to you. Each year that I write this letter I will be drawn back to that time, to the friends that were lost and to the families that had their lives changed forever. No matter what the current situation in the capital markets, no matter what the successes or failures of the Fund during the preceding year, because of the events of 9/11/2001, I will always be sobered by writing this letter.

     The second year of the Fund, while thankfully not filled with human tragedy was certainly filled with economic and capital market calamity. Economic weakness has prompted the Fed to lower rates to an astounding 1.25% the lowest rates in two generations. Continued weakness in job creation and layoffs has pushed the unemployment rate to 6%. Lack of corporate profits, a technology bubble burst and management scandals rocked the faith and confidence of equity investors throughout 2002. Clearly, we can now say that we have seen the worst Bear Market in history.

       SCM Micro Cap Fund Performance History as of October 31, 2002

                Since Inception         One Year
                ---------------         --------
S&P 500            -35.82%               -16.42%
S&P 400            -20.60%                -5.80%
NASDAQ             -55.90%               -21.33%
R2000              -21.82%               -12.77%
Micro Cap Fund      16.70%                -6.04%

     The Fund, however, has performed well over the last 12 months and since inception on December 12th, 2000. As you can see from the performance chart, the Fund returned -6.04 % for the one year period ending October 31st, 2002 outperforming its benchmark index, the Russell 2000, by + 6.73 %. Since inception on December 12th 2000 the Fund has returned +16.70% versus a -21.82% return for the benchmark Russell 2000 over the same time period.

     To review, SCM investment philosophy is that companies trading at a reasonable valuation with above average earnings per share growth rates will, over the long term, outperform the general market. SCM's investment process has two components. First, SCM uses a proprietary quantitative model that identifies companies with the reasonable valuations, above average earnings per share growth rates, and the fundamental characteristics that we feel will provide value over time. The second part of the investment process is old fashioned, bottom-up, qualitative fundamental homework. We attempt to identify the drivers and sustainability of revenue growth, margin expansion, balance sheet strength and cash flows. The companies that have those characteristics will become candidates for inclusion in the Fund.

     Given our investment philosophy and investment process, the out performance of the Fund over the last twelve months versus its benchmark is more a reflection of what we did not own. As an equity investor, there where few places to hide over the last twelve months as returns in almost all equity categories where dismal. At SCM, we will continue to own companies with identifiable and sustainable revenue growth, margin expansion, balance sheet strength and cash flows. To the point, over the last year, we have been underweight Technology. Over the past year the Tech Sector of the Russell 2000 contributed approximately
- 4.8% of the Russell 2000s -12.76%. Being underweight Technology has helped the Fund's out performance considerably and is reflective of the investment philosophy and process.

     Looking forward, from the perspective of an equity Fund manager I would remind investors of the three themes that I have proposed as to why all investors should be considering allocations to our micro cap strategy: diversification of your equity portfolio, relative valuations, and economic cycle. First, a successful long term investment strategy is grounded by the concept that a diversified portfolio will provide the greatest amount of return for the least amount of risk. It can be shown that by adding a relatively small amount of micro cap exposure to an equity portfolio, investors have the ability to reduce risk and the potential to increase returns. Diversification counts. Second, relative valuations of micro cap companies relative to their mid cap and
large  cap  brethren  continue  to  remain  attractive.   SCM's  investment
philosophy and investment process demand attention to valuation. It is also market cap agnostic. We would manage small cap assets, mid cap assets and large cap assets with the same eye for valuation relative to growth and the same attention to revenue growth, margin expansion balance sheet strength and cash flows. The universe of micro cap companies continues to bare fruit with companies that have attractive valuations and above average earnings per share growth rates. Valuation counts. Finally, our third theme is the economic cycle. The U.S economy is clearly bouncing along a bottom. Historically, the time to allocate to micro cap strategies is during an economic cycle bottom positioning the equity portfolio for the potential micro cap out performance cycle as the domestic economy recovers. I see no reason to believe that this cycle will be different from any in the past except that the recovery will be more manageable by the Fed and more digestible by the capital markets. This could lead to an out performance cycle reminiscent of the 1974 to1982 period or close to 8 years of relative out performance. Economic cycle counts.

   Growth of $1.00 Since Inception December 12, 2000 as of October 31, 2002

               S&P 500      S&P 400      NASDAQ      R2000   SCM Micro Cap Fund
11-Dec-00      1.0000       1.0000       1.0000      1.0000      0.9425
29-Dec-00      0.9566       0.9662       0.8194      0.9924      1.0095
31-Jan-01      0.9897       0.9870       0.9196      1.0433      1.1179
28-Feb-01      0.8984       0.9298       0.7137      0.9736      1.0723
30-Mar-01      0.8407       0.8599       0.6103      0.9247      1.0369
30-Apr-01      0.9053       0.9542       0.7019      0.9961      1.1576
31-May-01      0.9099       0.9752       0.7000      1.0190      1.2778
29-Jun-01      0.8871       0.9706       0.7168      1.0525      1.3383
31-Jul-01      0.8776       0.9555       0.6723      0.9950      1.3293
31-Aug-01      0.8213       0.9233       0.5988      0.9617      1.2980
28-Sep-01      0.7542       0.8078       0.4971      0.8310      1.1420
31-Oct-01      0.7678       0.8428       0.5606      0.8788      1.2420
30-Nov-01      0.8256       0.9045       0.6403      0.9457      1.3120
31-Dec-01      0.8318       0.9504       0.6469      1.0026      1.3940
31-Jan-02      0.8189       0.9448       0.6414      0.9915      1.4030
28-Feb-02      0.8019       0.9449       0.5743      0.9633      1.3500
28-Mar-02      0.8313       1.0117       0.6120      1.0395      1.4850
30-Apr-02      0.7803       1.0063       0.5599      1.0481      1.5030
31-May-02      0.7732       0.9883       0.5359      1.0005      1.4580
28-Jun-02      0.7172       0.9153       0.4853      0.9495      1.4330
31-Jul-02      0.6605       0.8259       0.4405      0.8054      1.2060
30-Aug-02      0.6637       0.8291       0.4361      0.8024      1.2140
30-Sep-02      0.5907       0.7617       0.3887      0.7435      1.1490
31-Oct-02      0.6418       0.7940       0.4410      0.7666      1.1670




     To all our investors I would like to extend my sincerest thanks and deepest appreciation. We have the rare distinction of being able to say that as an equity fund we actually grew our assets over the last twelve months. The asset growth has been over 400%! As the chart above shows, part of the asset growth has been due to historical performance. Mostly though, I think it has come from you, a savvy investor, investing for the long term, who understands our philosophy and process and understands the value of fundamental analysis. The growth has come from an investor that is keen to the notion of diversification, relative valuation and economic cycle. I am honored that you would allow me the opportunity to manage a portion of your assets and will continue to do so in a manner befitting such trust.

     Finally, I would like to extend my best to you and your families throughout the holiday season and continued success and joy in the upcoming year.


Sincerely,

Robert J. Sullivan
Portfolio Manager, Satuit Capital Management Micro Cap Fund

-------------------------------------------------------------------------------
                      COMPARRISON OF $10,000 INVESTMENT IN
                 SATUIT MICRO CAP FUND VS. THE S & P 500 INDEX
                            & THE RUSSELL 2000 INDEX



                SATUIT CAPITAL          S&P500 INDEX            RUSSELL 2000
                MICRO CAP FUND                                  INDEX
                --------------          ------------            -------------
12/12/00             9,425                10,000                 10,000
10/31/01            11,706                 7,729                  8,962
10/31/02            10,999                 6,460                  7,729

           Past performance is not predictive of future performance.
                Performance figures include deduction of maximum
                           applicable sales charges.

-------------------------------------------------------------------------------
                                                           Average Annual
                                 Total Return               Total Return
                                    1 Year                 Since Inception
                              10-31-01 to 10-31-02        12-12-00 to 10-31-02
                              --------------------        --------------------
Fund                                -11.44%                      5.17%
Fund, excluding sales charge        - 6.04%                      8.53%
S&P 500                             -16.42%                    -20.67%
Russell 2000                        -12.77%                    -12.23%

-------------------------------------------------------------------------------
The S & P 500 Index is a market-value weighted index that tracks 500 companies in leading industries such as transportation, utilities, financial services, cyclicals & consumer products.

The Russell 2000 Index is a market capitalization index that measures the performance of 2000 small-cap stocks in various industries.

(The comparitive indicies are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance)

-------------------------------------------------------------------------------

                         SATUIT CAPITAL MICRO CAP FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               October 31, 2002

Number                                                   Market
Of Shares       Security Description                     Value
---------       --------------------                     --------

                COMMON STOCKS:             91.07%

                BASIC INDUSTRIALS:         10.50%
   6,190        IMCO RECYCLING INC.                   $   34,354
   4,330        MAVERICK TUBE CORP.*                      55,208
   5,920        NN INC.                                   57,306
   6,810        NS GROUP INC.                             40,860
   5,730        RYERSON TULL INC.                         40,110
   2,860        SCHNITZER STEEL INDS INC. "A"             52,481
   3,500        SCHULMAN A INC.                           61,250
   3,310        CHESAPEAKE CORP.                          50,643
   4,600        INTERTAPE POLYMER GROUP INC.*             22,678
   6,670        TEAM INC.*                                53,493
                                                         --------
                                                         468,383
                                                         --------

                CAPITAL GOODS:             15.11%
   7,340        CERADYNE INC.*                            51,894
   6,820        ECTEL LTD*                                54,021
   5,960        DAKTRONICS INC.*                          55,130
   8,970        WHITE ELECTRONIC DESIGN CORP.*            89,162
   5,730        PINNACLE SYSTEMS INC.*                    68,130
   2,600        ESTERLINE TECHNOLOGIES CORP.*             47,190
   3,200        HERLEY INDUSTRIES*                        52,064
  19,000        ORBIT INTERNATIONAL CORP.*                58,900
   4,480        SYPRIS SOLUTIONS INC.*                    47,309
   7,560        VERINT SYSTEMS INC.*                      84,294
   3,650        DREXLER TECHNOLOGY CORP.                  65,955
                                                         --------
                                                         674,049
                                                         --------
                CAPITAL GOODS - TECH:       5.93%
   3,660        TIER TECHNOLOGIES INC. "B*"               69,723
   2,310        SOURCECORP* ***                           52,968
   6,280        OMNIVISION TECHNOLOGIES INC.*             71,090
   5,510        OVERLAND STORAGE INC.*                    70,583
                                                         --------
                                                         264,364
                                                         --------

                CONSUMER CYCLICALS:        11.51%
   3,703        BENIHANA INC. CL-A*                       44,584
  16,550        TIVO INC.* ***                            72,489
   2,220        TRIARC COMPANIES INC. "A*"                53,280
   3,050        ELECTRONICS BOUTIQUE HOLDING CORP.*       76,863
   2,190        ACTION PERFORMANCE COMPANIES, INC.        45,202
   3,300        GAMESTOP CORP. CLASS A*                   59,070
   5,250        DAISYTEK INTERNATIONAL*                   44,677
   5,370        CENTRAL EUROPEAN DIST. CORP.* ***         65,944
   9,200        SOURCE INTERLINK COMPANIES INC.*          51,060
                                                         --------
                                                         513,169
                                                         --------
                CREDIT CYCLICALS:           1.14%
   5,400        MODTECH HOLDINGS INC.*                    50,706
                                                         --------

                ENERGY:                    15.47%
   4,650        GULF ISLAND FABRICATION INC.* ***         61,612
   3,160        GULFMARK OFFSHORE INC.* ***               48,348
   7,620        HORIZON OFFSHORE INC.*                    46,787
   2,350        HOUSTON EXPLORATION CO.*                  72,168
   2,400        LUFKIN INDUSTRIES INC.                    61,584
   2,710        OFFSHORE LOGISTICS INC.*                  58,184
   2,880        PRIMA ENERGY CORP.*                       66,989
   3,090        ST MARY LAND EXPLORATION CO.              78,301
   5,080        TESCO CORP.*                              49,530
   2,400        TETRA TECHNOLOGIES INC.*                  50,040
   8,000        TORCH OFFSHORE INC.*                      40,160
   2,910        UNIVERSAL COMPRESSION HOLDINGS INC.*      56,454
                                                         --------
                                                         690,157
                                                         --------
                FINANCIALS:                14.74%
   2,700        ALLEGIANT BANCORP INC.                    46,332
   4,150        CAMCO FINANCIAL CORP.                     56,357
   1,960        CONNECTICUT BANC SHARES, INC.             75,793
   2,470        FIRST STATE BANCORPORATION N.M.           59,280
   2,400        MACATAWA BANK CORP.                       48,000
   2,465        ORIENTAL FINANCIAL GROUP INC.             57,558
   2,800        PROASSURANCE CORP.*                       46,900
   2,490        R&G FINANCIAL CORP. "B*"                  59,486
   2,400        STERLING FINANCIAL CORP.*                 48,264
   3,173        SUPERIOR FINANCIAL CORP.                  57,114
   3,510        UMPQUA HOLDINGS CORP.                     55,598
   1,500        WINTRUST FINANCIAL CORP.                  46,995
                                                         --------
                                                         657,677
                                                         --------

                HEALTHCARE/DRUGS:           6.45%
  19,500        BRUKER AXS INC* ***                       41,340
   5,060        HEALTHCARE SERVICES GROUP INC.*           60,012
   3,780        IDX SYSTEMS CORP*                         58,817
   2,000        INAMED CORP.*                             53,320
   3,660        QUALITY SYSTEMS INC.*                     74,078
                                                         --------
                                                         287,567
                                                         --------

                TRANSPORTATION:             8.88%
   2,500        ALASKA AIR GROUP INC.*                    54,100
   7,200        CONTINENTAL AIRLINES INC. "B*"* ***       45,720
   4,200        EXPRESSJET HOLDINGS INC.*                 47,880
   2,710        GENESEE & WYOMING INC. "A"*               59,349
   8,200        MIDWEST EXPRESS HOLDING INC.*             53,628
   6,740        MESA AIR GROUP INC.*                      37,137
   6,300        NORTHWEST AIRLINE CORP.*                  43,155
   7,080        PROVIDENCE & WORCESTER RAILROAD CO.       55,224
                                                         --------
                                                         396,193
                                                         --------

                UTILITIES:                  1.34%
   4,200        CT COMMUNICATIONS INC.                    59,850
                                                         --------
                TOTAL INVESTMENTS:
                (Cost: $4,328,542)**       91.07%     $4,062,115
                Cash and other assets
                  less liabilities          8.93%        398,542
                                         --------     -----------
                NET ASSETS                100.00%     $4,460,657
                                         ========     ===========
*  Non-income producing
**Cost for Federal income tax purpose is $4,333,409 and net unrealized deappreciation consists of:

                Gross unrealized appreciation          $ 254,019
                Gross unrealized depreciation           (525,313)
                                                      -----------
                Net unrealized depreciation            $(271,294)
                                                      ===========

***Portion of the security is pledged as collateral for  secutities  loaned
  (See Note 4). The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002
------------------------------------------------------------------

ASSETS
   Investments at value (identified cost of $4,328,542)
   (Notes 1 & 3)                                        $4,062,115
   Cash or cash equivalents                                304,075
   Collateral for securities loaned at fair
     value (Note 4)                                        141,154
                                                        ----------

   Receivables:
       Dividends                                 $1,213
       Interest                                     451
       Capital stock sold                         3,736
       Securities sold                           89,495
       Due from investment advisor (Note 2)       3,244
                                                 ------
                                                            98,139
   Other assets                                              3,662
                                                        ----------
         TOTAL ASSETS                                    4,609,145
                                                        ----------

LIABILITIES
   Payable upon return of securities loaned (Note 4)       141,154
   Accrued expenses                                          7,334
                                                        ----------
         TOTAL LIABILITIES                                 148,488
                                                        ----------

NET ASSETS                                              $4,460,657
                                                        ==========

NET ASSETS CONSIST OF:

   Paid in capital (1,000,000,000 shares of $.01
   par value stock authorized)                          $5,379,906
   Accumulated net realized loss on investments           (652,822)
   Net unrealized depreciation of investments             (266,427)
                                                        ----------
   Net Assets                                           $4,460,657
                                                        ==========
   NET ASSET VALUE ($4,460,657/382,235
     shares outstanding)                                $    11.67
                                                        ==========

   MAXIMUM OFFERING PRICE PER SHARE ($11.67 x 100
     / 94.25)                                           $    12.38
                                                        ==========

   REDEMPTION PRICE PER SHARE (11.67 x .98) (Note 7)    $    11.44
                                                        ==========

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF OPERATIONS

Year ending October 31, 2002
-------------------------------------------------------------------

INVESTMENT INCOME
      Interest                               $  6,698
      Dividend                                 12,402
      Income from securities loaned - net         684
                                             --------
    Total income                                          $    19,784

EXPENSES
      Investment advisory fees (Note 2)      $ 47,099
      Accounting and administrative services   25,094
      Custody fees                             17,017
      Registration fees                         7,957
      Transfer agent fees                      17,440
      Professional fees                        23,406
      Shareholder services                      9,463
      Insurance                                   950
      Miscellaneous                             8,152
                                             --------
    Total expenses                                            156,578
      Management fee waivers and expenses reimbursed (Note 2) (68,659)
                                                          ------------

       Net expenses                                            87,919
                                                          ------------

       Net investment loss                                    (68,135)
                                                          ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss on investments                          (635,383)
   Net change in unrealized appreciation (depreciation)
     on investments                                          (303,073)
                                                          ------------
   Net loss on investments                                   (938,456)
                                                          ------------
   Net decrease in net assets resulting from operations   $(1,006,591)
                                                          ============


The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------

                                            Year ended         Period ended
                                         October 31, 2002    October 31, 2001*
                                         ----------------    -----------------
OPERATIONS
   Net investment loss                    $      (68,135)          $   (2,759)
   Net realized loss on investments             (635,383)             (17,425)
   Net change in unrealized appreciation
     (depreciation) of investments              (303,073)              36,646
                                         ----------------     ---------------
   Net increase (decrease) in net assets
     resulting from operations                (1,006,591)              16,462

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting
     from capital share transactions**         5,011,515              439,271
                                         ---------------      ---------------
   Net increase in net assets                  4,004,924              455,733
   Net assets at beginning of period             455,733                   -
                                         ---------------      ---------------
NET ASSETS at the end of the period       $    4,460,657      $       455,733
                                         ===============      ===============

* Commencement of operation was December 12, 2000.

** A summary of capital share transactions follows:

                             Year ended           Period ended
                            October 31, 2002     October 31, 2001*
                          -------------------   -------------------
                            Shares     Value      Shares     Value
                          --------- ----------- --------- ---------
Shares sold                488,435  $6,970,607    52,410   631,639
Shares redeemed           (142,908) (1,959,092)  (15,703) (192,368)
                          --------- ----------- --------- ---------
Net increase               345,527  $5,011,515    36,707  $439,271
                          ========= =========== ========= =========

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------

                                              Year ended       Period ended
                                           October 31, 2002  October 31, 2001*
                                           ----------------  -----------------
Per Share Operating Performance
Net asset value, beginning of period       $          12.42  $          10.00
                                           ----------------  -----------------
Income from investment operations-
   Net investment loss                                (0.28)            (0.23)
   Net realized and unrealized gain (loss)
     on investments                                   (0.47)             2.64
                                           ----------------  -----------------
   Total from investment operations                   (0.75)             2.42
                                           ----------------  -----------------
Net asset value, end of period                       $11.67            $12.42
                                           ================  =================
Total Return                                         -6.04%            24.20%
                                           ================  =================
Ratios/Supplemental Data
   Net assets, end of period (000's)       $          4,461  $           456
Ratio to average net assets
   Expenses                                           4.99%            36.16%**
   Expenses, net of reimbursements and fee waivers    2.80%             1.65%**
   Investment loss, excluding reimbursements and
    fee waivers                                     (4.36%)          (35.66%)**
   Net investment loss                              (2.17%)           (1.14%)**
Portfolio turnover rate                             157.83%           100.09%


* Commencement of operation was December 12, 2000.
** Annualized


The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2002

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The Satuit Capital Micro Cap Fund (the Fund) is a series of Satuit Capital Management Trust (SCMT) which is registered under The Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was established in December, 2000 as a series of SCMT. The objective of the Fund is to seek to achieve long-term capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Trustees. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Security Loans. The Fund receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

     E. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales and post-October capital losses.

     F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     G. Reclassifications. Generally Accepted Accounting Principles require that permanent book/tax differences be reclassified to paid in capital.


NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, Satuit Capital Management, LLC provides investment services for an annual fee of 1.50% of the average daily net assets of the Fund. The Advisor has voluntarily agreed to waive its fees and reimburse fund expenses through October 31, 2002 in order to limit the operating expenses to 2.80% of average net assets. For the year ended October 31, 2002, the Advisor waived fees of $47,099 and reimbursed expenses of $21,560. As of October 31, 2002, the Fund was due $3,244 from the Advisor.

     The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees waived or reimbursed by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The recoverable amount does not include fees voluntarily waived and expenses reimbursed prior to November 1, 2001. The total amount of recoverable reimbursements as of October 31, 2002 was $68,659.

     Certain officers and/or Trustees of the Fund are also employees, officers and/or directors of Satuit Capital Management, LLC.

NOTE 3-INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes aggregated $8,669,680 and $4,058,995, respectively. The aggregate cost of securities for federal income tax purposes at October 31, 2002 was $4,333,409. The difference between book cost and tax cost consists of wash sales in the amount of $4,867.

NOTE 4-SECURITIES LENDING

     At October 31, 2002 securities valued at $141,177 were on loan to brokers. For collateral, the Fund received shares of an overnight repurchase agreement valued at $141,154. Income from securities lending amounted to $684 for the period ended October 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

NOTE 5 - RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2002, National Investors Securities Corp. beneficially owned in the aggregate 41.47% of the Fund.

NOTE 6-CAPITAL LOSS CARRYFORWARDS

At October 31, 2002 the Fund had available for Federal tax purposes an unused capital loss carryforward of $647,955 of which $17,425 expires in 2009 and $630,530 expires in 2010.

NOTE 7-REDEMPTIONS

     Certain redemptions of Fund shares are subject to a 2% contingent deferred sales charge if shares are redeemed within one year of purchase.

NOTE 8-DISTRIBUTION TO SHAREHOLDERS

     There were no distributions during the fiscal year ended October 31, 2002.

     As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

     Undistributed ordinary income (accumulated losses)            $      0
     Undistributed long-term capital gain (accumulated losses)     (647,955)
     Unrealized appreciation (depreciation)                        (271,294)
                                                                ------------
                                                                  $(919,249)
                                                                ============

     The difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sales.


NOTE 9- SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders of the Fund (the Special Meeting) was held on August 28, 2002 pursuant to notice duly given to all shareholders of record at the close of business on July 29, 2002. At the Special Meeting, shareholders were asked to approve election of five Trustees, to approve a Distribution Plan pursuant to Rule 12b-1 at an annual rate of .25% of the Fund's average daily net assets, and to approve a proposal to change the Investment Advisory Agreement between the Trust and Satuit Capital Management, LLC, reducing the fee received by the Advisor to 1.25% of the Fund's average daily net assets. The number of required votes approving these proposals was received as of October 2, 2002, with the following results:

                       Trustees Elected   Distribution     Investment Advisory
                       ----------------   -------------    -------------------
                                              Plan              Agreement
                                              ----              ---------
                  Yes      193,058           187,538             189,920
                  No             0             3,425                 584
                  Abstain      493             2,520               3,078
                          ---------         ---------           ---------
                  Total    193,551           193,483             193,582
                          ---------         ---------           ---------

                 Shares
                 outstanding on
                 record date

                           369,365           369,365             369,365

                 Percent approving

                             52.4%             52.4%               52.4%

To The Shareholders and Board of Trustees
Satuit Capital Micro Cap Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Satuit Capital Microcap Fund, as of October 31, 2002, the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and for the period from December 12, 2000 (commencement of operations) through October 31, 2001. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Satuit Capital Microcap Fund as of October 31, 2002, the results of their operations for the year then ended, and the changes in their net assets, and their financial highlights for the year then ended and for the period of December 12, 2000 (commencement of operations) through October 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
November 25, 2002

Satuit Capital
Micro Cap Fund(the Company)

SUPPLEMENTAL INFORMATION (Unaudited)

     Information pertaining to the directors and officers of the Company is set forth below. The Statement of Additional Information (the SAI) includes additional information about the directors and is available without charge upon request by calling (800) 567-4030.

-------------------------- ----------------- ------------ -------------------------------- --------------------

Name (Age) and Address     Position(s)       Number of    Principal Occupation(s) During   Other
                           Held with Trust   Fund in      the Past 5 Years                 Directorships by
                           and Tenure        Trust                                         Trustees and
                                             Overseen                                      Number of Funds in
                                                                                           the Complex
                                                                                           Overseen
-------------------------- ----------------- ------------ -------------------------------- --------------------
-------------------------- ----------------- ------------ -------------------------------- --------------------
Robert J. Sullivan * (40)  Chairman of the        1       Managing Director and Chief      None
5 Driftwood Lane           Board,                         Investment Officer of Satuit
Scituate, MA 02066         President and                  Capital  Management, LLC from
                           Treasurer since                June, 2000 to Present,
                           December, 2000                 Portfolio Manager and Senior
                                                          Equity Analyst at Cadence
                                                          Capital Management from 1997
                                                          to 2000, an institutional
                                                          asset management firm;
                                                          Institutional Equity Sales
                                                          Trader at Fidelity Capital
                                                          Markets from 1992 to 1993; and
                                                          Customer Service
                                                          Representative at Bridge
                                                          Information Systems from 1987
                                                          to 1992.
-------------------------- ----------------- ------------ -------------------------------- --------------------
-------------------------- ----------------- ------------ -------------------------------- --------------------
Michael D. Muffoletto      Trustee since          1       Director  of Trade  Training     None
(59)                       December, 2000                 at  Electronic Trading
194 Ocean Drive West                                      Group,  LLC from  1998 to
Stamford, CT 06902                                        Present;  Portfolio  Manager
                                                          (private  hedge fund) at
                                                          Fairfield Limited Partners
                                                          from 1993 to1998; and
                                                          Portfolio Manager (NYSE listed
                                                          company) at Investment
                                                          Advisor, Inc. from1988 to 1992.
-------------------------- ----------------- ------------ -------------------------------- --------------------
-------------------------- ----------------- ------------ -------------------------------- --------------------
Kevin M. Haggerty (61)     Trustee since          1       Manager, Andover Brokerage       None
200 Highland Road          December, 2000                 (equity trading) from 1998 to
Rye, NY 10580                                             Present;  Private Investor
                                                          from 1997  to  1998;   and
                                                          Head  of  Trading  at Fidelity
                                                          Capital Markets from 1990 to
                                                          1997.
-------------------------- ----------------- ------------ -------------------------------- --------------------





-------------------------- ----------------- ------------ -------------------------------- --------------------
Name (Age) and Address     Position(s)       Number of    Principal Occupation(s) During   Other
                           Held with Trust   Fund in      the Past 5 Years                 Directorships by
                           and Tenure        Trust                                         Trustees and
                                             Overseen                                      Number of Funds in
                                                                                           the Complex
                                                                                           Overseen
-------------------------- ----------------- ------------ -------------------------------- --------------------
-------------------------- ----------------- ------------ -------------------------------- --------------------
Anthony J. Hertl (52)      Trustee since          1       Consultant to small and          None
1301 Grassmere Avenue      October, 2002                  emerging businesses since
Interlaken, NJ 07712                                      2000.  Retired in 2000 as Vice
                                                          President of Finance and
                                                          Administration of Marymount
                                                          College, Tarrytown, N.Y. where
                                                          he served in this capacity for
                                                          four years.  From 1983 to
                                                          1996, he served in various
                                                          positions at Prudential
                                                          Securities Inc., New York, NY,
                                                          including Chief Financial
                                                          Officer-Direct Investment
                                                          Group, Director of Corporate
                                                          Taxation and
                                                          Controller-Capital Markets.
                                                          Mr. Hertl spent ten (10) years
                                                          at Arthur Andersen  & Co. and
                                                          is a Certified Public
                                                          Accountant.
-------------------------- ----------------- ------------ -------------------------------- --------------------
-------------------------- ----------------- ------------ -------------------------------- --------------------
Samuel Boyd, Jr. (61)      Trustee since          1       Mr. Boyd has served as the       Vontobel Funds --
10808 Hob Nail Court       October, 2002                  Manager of the Customer          3 Funds; The World
Potomac, MD 20854                                         Service Operations and           Funds -- 7 Funds;
                                                          Accounting Division of the       World Insurance
                                                          Potomac Electric Power           Trust -- 1 Fund
                                                          Company, Washington, D.C.,
                                                          since 1978.  Mr. Boyd has
                                                          served as a Director of
                                                          Vontobel Funds, Inc., a
                                                          registered investment company,
                                                          since October, 1983,
                                                          overseeing 3 series; Director
                                                          of The World Funds, Inc., a
                                                          registered investment company,
                                                          since May, 1997, overseeing 7
                                                          series; and as a Trustee of
                                                          World Insurance Trust, a
                                                          registered investment company,
                                                          since March, 2002, overseeing
                                                          1 series.  Mr. Boyd is also a
                                                          Certified Public Accountant.
-------------------------- ----------------- ------------ -------------------------------- --------------------

     * Mr. Sullivan is considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act. Mr. Sullivan is an interested person because: (1) he is an officer of the Trust; and (2) he is the owner of the investment adviser to the Fund.

     Each trustee holds office for an indefinite term and until the earlier of: the Trusts next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trusts Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board of Trustees and serves for a period of one year, or until his successor is duly elected and qualified.

Investment Adviser:

        Satuit Capital Management, LLC
                146 Front Street, Suite 204
                Mill Wharf Plaza
                Scituate, Massachusetts 02066

Distributor:

        First Dominion Capital Corp.
                1500 Forest Avenue, Suite 223
                Richmond, Virginia 23229

Independent Auditors:

        McCurdy & Associates Cpa's, Inc.
                27955 Clemens Road
                Westlake, Ohio 44145

Transfer Agent:

For account information, wire purchase or redemptions, call or write to the Satuit Capital Micro Cap Fund's Transfer Agent:

Fund Services, Inc.
        Post Office Box 26305
        Richmond, Virginia 23260
        (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any services of the Satuit Capital Micro Cap Fund, investment plans, and other shareholder services, call Commonwealth Shareholder Services at
(800) 567-4030 Toll Free.